                                                                    EXHIBIT 10.3


                               AMENDMENT AGREEMENT
                                      NO. 6

                  AMENDMENT AGREEMENT NO. 6, dated as of September 27, 2002 (this "Amendment"), to the Receivables Purchase Agreement, dated as of April 18, 2002 (as amended, restated and/or otherwise modified from time to time, the "RPA"), among HomePride Finance Corp. ("HomePride"), GSS HomePride Corp. (the "Seller"), CIT Group/Sales Financing, Inc. (the "Sub-Servicer"), Greenwich Funding Corp. (the "Investor"), the financial institutions named therein as Banks (the "Banks") and Credit Suisse First Boston, New York Branch (the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings attributed to them in the RPA.

                  WHEREAS, the parties hereto desire to amend the RPA on the terms and subject to the provisions hereof;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

                  SECTION 1. Amendments to RPA.

                  1.1 The definition of "Required Interest Coverage Ratio" in
         Section 1.0l of the RPA is hereby deleted and the following is inserted in its place:

                           "Required Interest Coverage Ratio" means, as of the
                  end of any fiscal quarter of the Parent listed below, the ratio beside such fiscal quarter.

         Fiscal Quarter                             Ratio
         --------------                             -----
June 30, 2002 - September 28, 2002           negative 5.9 to 1.0
September 29, 2002 - December 28, 2002       negative 1.5 to 1.0
December 29, 2002 - March 29, 2003           negative 1.0 to 1.0

                  1.2 Clause (j) of Section 14.03 of the RPA is hereby deleted and the following is inserted in its place:

                           (j) The Adjusted Consolidated Tangible Net Worth
                  shall, at any time, be less than $200,000,000; or



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         SECTION 2. Conditions to Effectiveness. The amendments contained in this Amendment shall not become effective until the Agent shall have received an executed counterpart of this Amendment duly executed by each party thereto.

         SECTION 3. Representations and Warranties. Each of the Seller and the Servicer reaffirms and restates the representations and warranties set forth in the RPA and any agreement, document or instrument related thereto, and certifies that such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date. In addition, the Seller and the Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) after giving effect to this Amendment, no Termination Event (nor any event that but for notice or lapse of time or both would constitute an Termination Event) shall have occurred and be continuing as of the date hereof nor shall any Termination Event (nor any event that but for notice or lapse of time or both would constitute a Termination Event) occur due to this Amendment becoming effective, (b) the Seller and the Servicer each has the corporate power and authority to execute and deliver this Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Amendment, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Seller or the Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Amendment other than such that have been obtained.

         SECTION 4. Reference to and Effect on the Documents.

                  4.1 On and after the date on which this Amendment becomes effective pursuant to Section 2 of this Amendment, each reference in the RPA to "this Agreement" shall refer to the RPA as amended hereby and each reference in the RPA to "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the RPA as amended hereby. On and after the date on which this Amendment becomes effective pursuant to Section 2 of this Amendment, each reference to the RPA in any agreement, document or instrument related to the RPA shall mean and be a reference to the RPA as amended hereby.

                  4.2 Except as expressly amended above, the RPA shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                  4.3 The execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Investor, any Bank or the Agent under the RPA nor constitute a waiver of any provision of the RPA.


                                       2

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         SECTION 5. Governing Law. THIS AMENDMENT SHALL, IN ACCORDANCE WITH
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                          [Signature pages to follow.]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



         SELLER:                         GSS HOMEPRIDE CORP.


                                         By: /s/ FRANK B. BILOTTA
                                             ----------------------------------
                                               Name: Frank B. Bilotta
                                               Title:   President



         INVESTOR:                      GREENWICH FUNDING CORP.

                                        By: Credit Suisse First Boston,
                                            New York Branch, as its
                                            Attorney-In-Fact


                                             By: /s/ BRUCE T. MILLER
                                                -------------------------------
                                                  Name:   Bruce T. Miller
                                                  Title:     Director


                                             By: /s/ MARK LENGEL
                                                -------------------------------
                                                  Name:   Mark Lengel
                                                  Title: Vice President


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


         BANK:                            CREDIT SUISSE FIRST BOSTON, NEW YORK
                                          BRANCH


                                          By: /s/ ANTHONY GIORDANO
                                             ----------------------------------
                                                Name:    Anthony Giordano
                                                Title:       Director


                                          By: /s/ HANS BALD
                                             ----------------------------------
                                                Name:        Hans Bald
                                                Title:   Managing Director



          AGENT:                          CREDIT SUISSE FIRST BOSTON,
                                          NEW YORK BRANCH, as Agent


                                          By: /s/ ANTHONY GIORDANO
                                             ----------------------------------
                                                Name:    Anthony Giordano
                                                Title:       Director


                                          By: /s/ HANS BALD
                                             ----------------------------------
                                                Name:        Hans Bald
                                                Title:   Managing Director

         SERVICER:                        HOMEPRIDE FINANCE CORP., as Servicer


                                          By: /s/ JOHN COLLINS, JR.
                                              --------------------------------
                                                Name: John Collins, Jr.
                                                Title: Vice President



         SUB-SERVICER:                   THE CIT GROUP/SALES FINANCING, INC.


                                          By:          RON G. ARRINGTON
                                              --------------------------------
                                                Name:  RON G. ARRINGTON
                                                Title: PRESIDENT




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